FORM 8-K                                                  Page 1 of 2






                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549




                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 29, 1999



                      Matlack Systems, Inc.
       (Exact name of registrant as specified in its charter)



 Delaware                      1-10105              51-0310173
(State or other jurisdiction  (Commission           (IRS Employer
     of incorporation)        File number)         Identification No.)



     One Rollins Plaza, Wilmington, Delaware           19803
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code    (302) 426-2700

FORM 8-K                                                  Page 2 of 2



Item 5.   Other Events.

     On July 29, 1999, the Company accepted the resignations of Gerard
J. Trippitelli, from his positions as Director, President and Chief Executive Officer, and Eugene C. Bonacci, from his positions as Senior Vice President and Chief Operating Officer. John W. Rollins, Jr., Chairman of the Board, now has the added responsibility of Chief Executive Officer. Michael B. Kinnard, Esquire, formerly Vice President - General Counsel and Secretary, has been appointed President and Chief Operating Officer. Klaus M. Belohoubek, Esquire, formerly Assistant General Counsel, has been appointed Vice President - General Counsel and Secretary.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Matlack Systems, Inc.



DATE:        July 29, 1999         BY: /s/ Patrick J. Bagley
                                        Patrick J. Bagley
                                        Vice President-Finance
                                        and Treasurer